UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 3, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                 0-20859                 75-2287752
 (State or other jurisdiction   (Commission File           (IRS Employer
       of incorporation)             Number)             Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

     On January 3, 2007, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Geron Corporation (the "Company") approved
(a) increases in annual base salaries for 2007, (b) cash performance bonuses for 2006 and (c) long-term incentive awards for the following principal executive officer, principal financial officer and named executive officers of the
Company:

                                                        2007                             2006           Long-Term
                                                       Salary         New 2007           Cash        Incentive Award
Name and Position                                     Increase       Base Salary        Bonus              (1)
--------------------------------------------------- -------------- ---------------- --------------- ------------------

--------------------------------------------------- -------------- ---------------- --------------- ------------------
Thomas B. Okarma, Ph.D., M.D.                        $   35,000     $   510,000      $   256,500           61,416
   President and CEO
--------------------------------------------------- -------------- ---------------- --------------- ------------------
Alan B. Colowick, M.D., M.P.H.                       $       --     $   425,000      $   124,300               --
   President, Oncology
--------------------------------------------------- -------------- ---------------- --------------- ------------------
David L. Greenwood                                   $   30,000     $   395,000      $   147,800           51,416
   Executive Vice President and CFO
--------------------------------------------------- -------------- ---------------- --------------- ------------------
David J. Earp                                        $   23,000     $   310,000      $    86,100           41,416
   Senior Vice President, Bus. Dev. and
   Chief Patent Counsel
--------------------------------------------------- -------------- ---------------- --------------- ------------------
Melissa Kelly Behrs                                  $   45,000     $   305,000      $    81,900           41,416
   Senior Vice President, Oncology
--------------------------------------------------- -------------- ---------------- --------------- ------------------
Jane L. Lebkowski                                    $   35,000     $   320,000      $    85,500           41,416
   Senior Vice President, Regenerative
   Medicine
--------------------------------------------------- -------------- ---------------- --------------- ------------------
Calvin B. Harley                                     $   23,000     $   305,000      $    88,800           41,416
   Chief Scientific Officer
--------------------------------------------------- -------------- ---------------- --------------- ------------------

Note:

(1) The Long-Term Incentive Award represents awards of restricted stock from the Company's 2002 Equity Incentive Plan as a long-term retention incentive for certain executive officers. The shares of restricted stock will remain subject to a repurchase right of Geron until January 3, 2008, at which time such repurchase right will lapse with respect to 50% of such shares. Geron's repurchase right will lapse with respect to the balance of the shares on January 3, 2009. The lapse of Geron's repurchase right is conditioned on the executive officer continuing to provide services to Geron through each vesting date.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GERON CORPORATION

Date: January 5, 2007                      By: /s/ David L. Greenwood
                                               ---------------------------------
                                               David L. Greenwood
                                               Executive Vice President and
                                               Chief Financial Officer